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                                                                   EXHIBIT 10.64

                           TRADEMARK LICENSE AGREEMENT

        This License Agreement (the "License Agreement") is entered into as of January 14, 1999 (the "Effective Date") by and between PLATINUM technology, inc., a Delaware corporation with its principal place of business at 1815 South Meyers Road, Oakbrook Terrace, Illinois 60181 ("PTI"), on the one hand, and Platinum Software Corporation, a Delaware corporation with its principal place of business at 195 Technology Drive, Irvine, California, 92618 ("PSC"), on the other hand.

                                   BACKGROUND

        PTI and PSC previously entered into that certain settlement agreement in August, 1993 (the "1993 Settlement Agreement"), which specified the parties' respective rights of ownership and use of the mark PLATINUM, and related marks incorporating the word "Platinum," in connection with the sale of computer software and related services. Subsequently, disputes arose regarding ownership and use of the term "Platinum" and related marks. PTI and PSC, concurrently with this License Agreement, are entering into a Settlement Agreement (the "Settlement Agreement") and related agreements, in which PTI and PSC have settled their disputes, PSC has assigned all of its right, title and interest to the mark PLATINUM and related marks to PTI, and PSC has agreed to terminate its use of the term "Platinum" in its trade name, corporate name, and as a mark, except as expressly permitted under the terms and conditions of this License Agreement. As part of the Settlement Agreement, and in partial exchange for the consideration provided therein, PTI has agreed to license PSC to use the trademark PLATINUM (and related marks), only under the terms and conditions set forth herein.

        The parties agree as follows:

1.      DEFINITIONS

        1.1. "Territory" shall mean the United States and all foreign countries. Territory is intended to mean worldwide, including all foreign and domestic jurisdictions.

        1.2. "Mark(s)" shall mean any and all trademarks, service marks, designs or emblems, now existing or hereafter created, and all registrations and applications for registration therefor, and all reissues, renewals or extensions thereof.

        1.3. "PLATINUM Mark" shall mean the word "Platinum," in any design, font, and/or style. The term "PLATINUM-Related Mark" shall mean a Mark that consists of a combination of the PLATINUM Mark with any other words or phrases (including, without limitation, a Brand Identifier (as defined below), used by PSC as specified in Schedule B-3 hereto (to be updated by agreement of PSC and PTI pursuant to Section 5.1 below).

        1.4. "Brand Identifier" shall mean a word or phrase that functions as a trademark and/or brand name for a good or service, which would qualify for trademark protection and registration without the addition or inclusion of any other word or words (irrespective of whether



                                  PAGE 1 OF 25
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trademark registration exists or is sought for said word or phrase). A Brand
Identifier may never incorporate the PLATINUM Mark in whole or in part.

        1.5. "Trade Name" shall mean a trade name, corporate name, and/or any name that refers to an entire business, rather than a term used to identify particular goods or services.

2.      LICENSE GRANT

        2.1. Licensed Mark. In partial consideration for the terms of the Settlement Agreement and subject to the terms and conditions set forth in this License Agreement, PTI grants to PSC a fully paid, royalty free, perpetual, limited, and non-transferable (except as set forth in Section 9.10 below) license to use the PLATINUM Mark and PLATINUM-Related Marks within the Territory, as provided herein.

        2.2. PSC's Right To Use PLATINUM Mark. PSC shall have the right to use the PLATINUM Mark and PLATINUM-Related Marks in connection with the marketing and sale of PSC's products and services, subject to the terms and conditions set forth herein.

        2.3. PTI's Retained Rights. In their sole discretion, PTI and/or its subsidiaries, parents, holding entities, affiliates, partners, distributors, licensees, resellers, joint venturers, and/or related entities (whether such entities or relationships are now existing or hereafter created) ("PTI-Affiliated Parties" or, individually, "PTI-Affiliated Party") shall have the absolute and unconditional right to use the PLATINUM Mark and any PLATINUM-Related Mark without any restriction whatsoever, except that PTI agrees to not use or license the following marks, which PSC presently uses to market its products and services: "Platinum SQL," "Platinum ERA," "Platinum for DOS" and "Platinum for Windows." Subject to the foregoing sentence, PTI and/or any PTI-Affiliated Party shall have the absolute and unconditional right to license the use of the PLATINUM Mark, including, but not limited to, licensing to any party which (a) sells, markets, and/or offers PTI goods or services, and/or (b) any party who is otherwise affiliated with PTI and/or any PTI-Affiliated Party.

        2.4. Trade Name Limitation.

                2.4.1. The PLATINUM Mark and any PLATINUM-Related Mark may only be used by PSC as a trademark or service mark to brand a particular product or service (subject to the terms and conditions set forth herein), and not as all or part of a Trade Name. Thus, PSC, its subsidiaries, parents, holding entities, majority owned affiliates, and joint ventures in which PSC controls by majority ownership ("PSC-Affiliated Parties" or, individually, "PSC-Affiliated Party") are not permitted to use the PLATINUM Mark, any part of the PLATINUM Mark, any PLATINUM-Related Mark, or any word or Mark confusingly similar to the PLATINUM Mark in their Trade Name (except as provided in Section 2.4.2).

                2.4.2. Notwithstanding the above, PTI grants PSC a short-term license to use the Trade Name "Platinum Software Corporation" for 365 days after the Effective Date of this License Agreement. Promptly following the Effective Date (with the objective of



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completing the Trade Name changes within 180 days following the Effective
Date), PSC agrees to commence the process of changing its Trade Name, and the Trade Name of any PSC-Affiliated Party, to remove the PLATINUM Mark therefrom (except as provided in Section 2.6.2). After PSC and PSC-Affiliated Parties have changed their Trade Name, they may add the following notations to their new Trade Names: "(formerly Platinum Software Corporation) or (formerly Platinum subsidiary name)" for the period remaining in the short-term license under this paragraph, but under no circumstances longer than 365 days after the Effective Date of this Agreement. After the 365th day following the Effective Date, PSC and each and every PSC-Affiliated Party shall be absolutely precluded from using any Trade Name that includes the PLATINUM Mark, or any confusingly similar variation thereof. Additionally, PTI grants to PSC permission to use the Internet domain name "platsoft.com" for 180 days following the Effective Date of this License Agreement. Thereafter, the obligations of PTI and PSC with respect to Internet domain names shall be as set forth in Section 7 of that certain Settlement Agreement between PSC and PTI dated January 14, 1999.

2.5. Limitation on the Manner in Which the PLATINUM Mark Can Be Used.

        2.5.1. PSC and any PSC-Affiliated Party shall be barred from ever using all or part of the PLATINUM Mark alone and/or by itself (in any form), except as may be provided herein and in the Reseller Agreement being entered into between PSC and PTI. For any use of the PLATINUM Mark by PSC and/or a PSC-Affiliated Party, the PLATINUM Mark must be immediately followed by a Brand Identifier (which, as set forth above, may itself never incorporate the PLATINUM Mark, in whole or in part).

        2.5.2. Notwithstanding the above, for a period of 180 days following the Effective Date, PSC, PSC-Affiliated Parties and PSC Resellers (as defined below) may continue to use existing sales, marketing, promotional and packaging materials (whether in hard copy form or contained on the party's web site) which do not comply with the guidelines specified in this Section 2.5 for the purposes of exhausting existing supplies of collateral materials.

        2.5.3. PSC shall only be permitted to use the PLATINUM Mark either (a) in connection with a specific product or service, or (b) in connection with a brand or line of products or services. In the case of a specific product or service, the PLATINUM Mark must immediately be followed by a Brand Identifier and a product name (e.g., "Platinum ERA Sales Order"). In the case of a brand or line of products, the PLATINUM Mark must be immediately followed by a Brand Identifier (e.g., "Platinum ERA").

        2.5.4. The first time that the PLATINUM Mark appears in any particular document or material (e.g., press release, product documentation, Internet page, marketing brochure), the word Platinum must be immediately preceded or followed by PSC's then-current Trade Name (eg., "Newco's Platinum ERA" or "Platinum ERA by Newco"), unless the document or material is clearly identified as being from PSC by virtue of the conspicuous and prominent display of PSC's then-current Trade Name in the




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document or material, such that an ordinary consumer would understand and would not be confused that the source of the goods or services is PSC rather than PTI.

        2.5.5. PSC and the PSC-Affiliated Parties may not display the PLATINUM Mark in connection with any goods or service (or in any other manner), unless PSC's new Trade Name and any applicable Brand Identifier (none of which shall incorporate the PLATINUM Mark) also are prominently displayed in the same material and/or packaging.

        2.5.6. PSC and the PSC-Affiliated Parties are expressly prohibited from using the PLATINUM Mark and any PLATINUM-Related Mark in any way that is likely to cause confusion among PTI's and/or PSC's customers as to whether PSC's products originate from or are sponsored, approved and/or authorized by PTI. In order to avoid such confusion, PSC and the PSC Affiliated Parties shall:

                2.5.6. 1. Include, on any and all marketing, promotional, sales, and/or packaging materials on which the PLATINUM Mark and any PLATINUM-Related Mark appears or is displayed, a reasonably prominent statement of origin indicating that the products and/or services are supplied by PSC, such as "the products in the enclosed package are produced by Newco Software Corporation.";

                2.5.6.2. In the event that PSC becomes aware of such confusion, it will promptly notify PTI of such confusion, and take all steps reasonably necessary or useful under the circumstances to eliminate such confusion (including terminating such confusing use, if necessary), after obtaining PTI's advance approval of PSC's proposed steps to eliminate such confusion.

        2.5.7. PTI and PSC expressly agree that PSC shall be permitted to use on PSC's existing goods and services the following marks: "Platinum SQL," "Platinum ERA," "Platinum for Dos" and "Platinum for Windows." Use of these marks in connection with PSC's goods and services existing as of the Effective Date will not constitute breach of this Agreement, notwithstanding the requirements of
Section 2.5.1 or 2.5.3.

        2.5.8. PTI and PSC expressly agree that PSC's use of PTI's brand names in connection with PSC's resale of PTI's products under the Reseller Agreement shall not constitute a breach of this Section 2.5.

        2.5.9. The provisions of this Section apply to use of the PLATINUM Mark and any PLATINUM-Related Mark in any materials in connection with the sale, marketing, promotion, and/or support of any good or service by PSC and/or a PSC-Affiliated Party (including, without limitation, use on the Internet, a press release, a marketing brochure, and/or a user manual).



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        2.6. Sublicenses, Existing International PSC Distributors Using the
PLATINUM Mark in Their Trade Name.

                2.6.1. PSC shall have no right to grant any sublicense to use or re-license the PLATINUM Mark and/or any PLATINUM-Related Mark.

                2.6.2. To the extent that any existing international distributor of PSC products previously has been authorized by PSC to use the PLATINUM Mark and/or any PLATINUM-Related Mark in its Trade Name, that distributor shall be listed on Schedule B-1 hereto (the "Existing PSC Distributors"). PSC shall revoke and terminate any such license or authorization within 180 days of the Effective Date (unless such action would be a violation or breach of the agreement with the PSC Distributor). Notwithstanding the terms of any agreement between PSC and any PSC Distributor, PSC shall use its best efforts to have each Existing PSC Distributor remove the PLATINUM Mark and/or any PLATINUM-Related Mark from its Trade Name. However, to the extent that PSC is unsuccessful in having an Existing PSC Distributor remove the PLATINUM Mark and/or any PLATINUM-Related Mark from its Trade Name, the continued use of the PLATINUM Mark and/or any PLATINUM-Related Mark by such an Existing PSC Distributor shall not constitute a breach of this License Agreement, and PTI agrees not to take any action against such Existing PSC Distributor for use of the PLATINUM Mark and/or any PLATINUM-Related Mark in its Trade Name. With respect to any distributorship agreement between PSC and an international distributor entered into (or renewed) after the Effective Date, all such agreements shall expressly prohibit the distributor from using the PLATINUM Mark and/or PLATINUM-Related Mark (in any form) in its Trade Name.

                2.6.3. PSC presently has authorized resellers, distributors and/or partners (the "PSC Resellers") that have existing rights to either refer to themselves as an authorized "Platinum Reseller" or similar designation, and/or to identify the PSC products acquired for resale from PSC under a reseller agreement between PSC and the PSC Reseller as "Platinum" products or similar designations. No later than 240 days following the Effective Date of this License Agreement, PSC shall obtain written amendments to any existing agreement with PSC Resellers which have such provisions: (i) to confirm that PSC Resellers are no longer authorized to refer to themselves as a "Platinum Reseller" or similar designation; and (ii) to require that such PSC Resellers comply with the requirements of Section 2.5 of this License Agreement as if they were bound thereby. PSC shall use its best efforts to cause the PSC Resellers to agree to the written amendments and to comply with the requirements of Section 2.5. It shall not be considered a breach of this License Agreement, however, if a PSC Reseller refuses to execute such an amendment or to comply with the terms of Section 2.5, provided that PSC has undertaken its best efforts to obtain compliance with this Agreement as required herein. With respect to agreements entered into or renewed by PSC after the Effective Date, all such reseller agreements regarding products or services which use a Platinum Mark shall require the PSC Reseller to comply with the provisions of Section 2.5 of this



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        License Agreement and shall expressly prohibit the PSC Reseller to refer to themselves as an authorized "Platinum Reseller" or similar designation.

                2.6.4. To the extent that any existing international distributor of PSC products previously has been authorized by PSC to use "platsoft" in its Internet domain name, that distributor shall be listed on Schedule B-2 hereto. PSC shall revoke and terminate any such license or authorization within 180 days of the Effective Date and shall use its best efforts to have such distributor remove "platsoft" from its Internet domain name. However, to the extent that PSC is unsuccessful in having such distributor remove "platsoft" from its Internet domain name, the continued use of "platsoft" in the Internet domain name by such distributor shall not constitute a breach of this License Agreement.

3.      PRESERVATION OF THE PLATINUM MARK

        3.1. Ownership.

                3.1.1. PSC hereby agrees and acknowledges that the PLATINUM
        Mark (and any PLATINUM-Related Marks) are valid and enforceable and are the exclusive intellectual property of PTI, and agrees not to challenge their validity or PTI's ownership thereof in any form or manner. PSC expressly agrees to assist PTI in perfecting and/or recording PTI's ownership of all right, title, and interest in and to the PLATINUM Mark (and any PLATINUM-Related Marks), whether now or hereafter existing, including, without limitation, by executing such forms of assignment or other documentation as may be necessary. PTI will pay for all costs associated with preparing and recording the assignments, including legal fees and recording fees. PSC further acknowledges that any use of the PLATINUM Mark and/or any PLATINUM-Related Marks by PSC not expressly permitted under this License Agreement will cause irreparable harm and significant injury to PTI to an extent that may be extremely difficult to ascertain. Accordingly, PSC agrees that PTI will have, in addition to any other rights or remedies available to it at law or in equity, the right to seek injunctive relief, including without limitation, an injunction against any unauthorized use of the PLATINUM Mark and/or any PLATINUM-Related Mark by PSC or a PSC-Affiliated Party. PSC expressly agrees that PTI shall not be obligated to post a bond or other security in connection with any injunction issued in a proceeding by PTI to enforce a term of this License Agreement, or any of PTI's rights hereunder.

                3.1.2. Except as otherwise expressly provided in Section 2, no rights, express or implied, are granted to PSC hereunder, and PTI reserves all rights in and to the PLATINUM Mark and any and all PLATINUM-Related Marks, including without limitation the right to use or to license others to use, the PLATINUM Mark and any PLATINUM-Related Mark in connection with any products or services or otherwise, except as provided herein. All goodwill associated with the PLATINUM Mark and any and all PLATINUM-Related Marks -- including goodwill that results from PSC's and/or any PSC-Affiliated Party's use (whether authorized or unauthorized) of the PLATINUM Mark and/or any PLATINUM-Related Mark -- shall remain the exclusive property of



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        PTI. Neither PSC nor any PSC-Affiliated Party shall acquire any ownership rights in the PLATINUM Mark or any PLATINUM-Related Mark (or the goodwill associated therewith), or any other right adverse to PTI's interest by virtue of this License Agreement or by virtue of PSC's use of the PLATINUM Mark.

        3.2. Avoidance of Adverse Actions. Neither PSC nor any PSC-Affiliated Party shall, at any time:


                3.2.1. Use the PLATINUM Mark (and/or any PLATINUM-Related Mark) in any way that may tend to impair its validity as a proprietary Mark within the Territory;

                3.2.2. Take any action that would jeopardize or impair PTI's ownership of the PLATINUM Mark (and/or any PLATINUM-Related Mark) or its legality or enforceability;

                3.2.3. Directly or indirectly incorporate the PLATINUM Mark (and/or any PLATINUM-Related Mark) as part of a Trade Name;

                3.2.4. Either directly or indirectly, (i) attempt to register the PLATINUM Mark; (ii) attempt to register (without PTI's prior consent) a Mark which incorporates the PLATINUM Mark in whole or in part; (iii) attempt to register any Mark that is confusingly similar to the PLATINUM Mark or any contraction or abbreviation thereof; or (iv) use, advertise, or promote any Mark, Trade Name and/or trade dress that is confusingly similar to the PLATINUM Mark or any contraction or abbreviation thereof, other than as expressly permitted under this License Agreement.

4.      PROMOTION OF GOODWILL; STANDARDS OF CONDUCT; QUALITY CONTROL

        4.1. Compliance with Law. PSC shall comply with all applicable laws, regulations, standards and decrees of any governmental authorities in the Territory in connection with the use of the PLATINUM Mark and/or any PLATINUM-Related Mark and the performance of PSC's rights and obligations under this License Agreement.

        4.2. Quality Control Standards.

                4.2.1. PSC shall not take any action and/or shall cease taking any action that may: (i) Impair the quality of products and services with which the PLATINUM Mark and/or any PLATINUM-Related Mark is used, or (ii) In any way disparage the PLATINUM Mark, any PLATINUM-Related Mark, or PTI's goods and services.

                4.2.2. PSC shall use the PLATINUM Mark and/or any PLATINUM-Related Mark only in connection with goods and services that are of a nature and quality equivalent or better than the nature and quality of PSC's current goods and services.



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                4.2.3. PSC shall adequately monitor all goods and services provided in connection with the PLATINUM Mark and/or any PLATINUM-Related Mark for the purposes of meeting the quality control standards set forth in this License Agreement.

        4.3. PTI's Right to Inspect.

                4.3.1. In order to determine whether PSC and/or any PSC-Affiliated Party is maintaining the quality control standards set forth herein or otherwise complying with this License Agreement, upon fifteen (15) business days' prior written notice by PTI, PSC shall: (i) provide to PTI copies, photographs or representative samples of PSC and/or any PSC-Affiliated Party's advertising copy, promotional materials or other materials bearing the PLATINUM Mark and/or any PLATINUM-Related Mark; (ii) allow PTI to monitor any service provided under the PLATINUM Mark and/or any PLATINUM-Related Mark in a manner that does not unreasonably interfere with the business of PSC and (iii) afford PTI the ability to inspect samples of any products on which the PLATINUM Mark and/or any PLATINUM-Related Mark appears in a manner that does not unreasonably interfere with the business of PSC.

                4.3.2. PSC shall promptly, but in no event later than forty-five
        (45) days notice from PTI, make any changes reasonably requested by PTI pursuant to the terms of this License Agreement or with respect to the use of the PLATINUM Mark and/or any PLATINUM-Related Mark or the goods and/or services related thereto, and will reasonably cooperate with PTI regarding such requests.

        4.4. Expenses. Unless otherwise expressly provided in this License Agreement, any and all expenses, costs and charges incurred by PSC in the performance of any of its obligations under this License Agreement shall be borne and paid for by PSC, without any right of contribution, indemnity, or reimbursement from PTI.

5.      INTELLECTUAL PROPERTY PROTECTION OF THE PLATINUM MARK

        5.1. Maintenance of the Registration of the PLATINUM Mark. PTI will have the right and the obligation to seek, maintain and renew protection for its existing proprietary and intellectual property rights in the PLATINUM Mark in any jurisdiction worldwide. Schedule B-3 hereto sets forth all PLATINUM-Related Marks which PSC currently uses in commerce, and lists all relevant jurisdictions in which the PLATINUM Mark and each PLATINUM-Related Mark is used and/or registered as of the Effective Date. PTI will have the obligation to maintain and renew at PTI's expense (i) any registrations for the PLATINUM Mark in any applicable jurisdictions, and (ii) existing registrations for any PLATINUM-Related Marks (excluding "Sequel to Platinum" and "Access to Platinum"), so long as such marks are used in commerce by PSC. PTI shall prosecute to completion at PSC's cost and expense all in-process registrations listed on Schedule B-4 hereto, and thereafter PTI shall maintain and renew protection for such registrations at PTI's expense, so long as such Marks are used in commerce by PSC.

        5.2. Pending Oppositions To Trademark Registration Filed By PSC. PTI shall have the right, but not the obligation, to prosecute any pending oppositions filed by PSC to the



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attempted registration of the PLATINUM Mark (or any variations thereof) by any third party. Any such oppositions (or analogous proceedings) are set forth hereto in Schedule B-5. Upon request of PTI, PSC will execute any documents necessary to substitute PTI as the successor to PSC's interest in any such proceeding. However, in the event that such a substitution cannot be effected without an adverse effect on PTI's rights in any such proceeding, PSC will remain as the named party in any such proceeding (the prosecution, defense, and/or settlement of which shall be controlled exclusively by PTI and will be conducted entirely at PTI's expense) but PSC shall assign to PTI at the conclusion of the proceeding any rights secured thereunder.

        5.3. Registration of New PLATINUM-Related Marks. PSC may request that PTI register with the U.S. Patent and Trademark Office a PLATINUM-Related Mark not registered (or the subject of a pending application) as of the Effective Date. PSC's request shall be in writing to PTI, and shall specify the Mark and proposed goods and/or services to be offered in connection with the Mark; PSC's use of any such Mark shall be in conformity with this License Agreement. PSC must obtain PTI's prior written consent to the registration of such a Mark, which consent shall not be unreasonably withheld. However, under no circumstances is PSC permitted to register or attempt to register a Mark that is confusingly similar to any Mark held by PTI (whether or not in use at the time of PSC's attempted registration), and the parties expressly agree that PTI's withholding of consent on this basis is reasonable. PSC shall bear all costs and expenses of obtaining, maintaining, and renewing the registration for Marks under this provision. In the event any such Marks are registered, Schedule B-3 shall be amended and updated to add those Marks. Any and all Marks registered under this provision shall be registered for the benefit of PTI and in PTI's name, and all goodwill from the use of such marks shall be the exclusive property of PTI.

        5.4. Notification of Infringement.

                5.4.1. PSC shall notify PTI within twenty (20) days after PSC becomes aware of (i) any use or registration of any word or phrase, symbol, logo or design, or any combination of any of the foregoing, that PSC believes or has reason to believe might constitute infringement of the PLATINUM Mark and/or any PLATINUM-Related Mark; (ii) any claim of any rights in the PLATINUM Mark and/or any PLATINUM-Related Mark, or in any confusingly similar Mark; and/or (iii) any action, publication or statement that PSC believes or has reason to believe might be adverse or detrimental to PTI's rights in the PLATINUM Mark and/or any PLATINUM-Related Mark or which PSC believes or has reason to believe might dilute or impair the value of the PLATINUM Mark and/or any PLATINUM-Related Mark.

                5.4.2. In any litigation related to the PLATINUM Mark and/or any PLATINUM-Related Mark, whether brought by or against PSC and/or any PSC-Affiliated Party, PTI shall have the sole right to control the prosecution, defense, and/or settlement of any and all claims.

        5.5. Use of PLATINUM Mark in Foreign Jurisdictions. In the event PSC uses the PLATINUM Mark and/or any PLATINUM-Related Mark in a foreign jurisdiction in which

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neither PSC nor PTI has previously used and/or registered the PLATINUM Mark and
PSC desires to register the PLATINUM Mark and/or any PLATINUM-Related Mark in such foreign jurisdiction, PSC shall: (i) notify PTI of PSC's use and desire for registration and shall cooperate with PTI in registering the PLATINUM Mark and/or any PLATINUM-Related Mark for PTI's benefit and in PTI's name, should PTI determine to secure such registration; (ii) bear the expense of such a registration by PTI; (iii) execute any documents necessary to complete the application for registration; and (iv) in connection with the use of the PLATINUM Mark and/or any PLATINUM-Related Mark in any foreign jurisdiction, indicate to consumers PTI's ownership of the PLATINUM Mark. In addition, PTI agrees to execute any documents necessary to complete the application for registration as appropriate. PSC shall be responsible for filing registered user agreements as required in connection with PSC's use of the PLATINUM Mark and shall bear all costs and fees associated with such filing.

6.      DEFENSE AND INDEMNIFICATION

        6.1. PSC represents and warrants to PTI that: (i) PSC has not received notice from any third party (excluding PTI) that PSC's use of the PLATINUM Mark prior to the Effective Date infringes or misappropriates any trademark, Trade Name and/or other Mark or other intellectual property right of any third party; and (ii) to the knowledge of PSC, PSC's use of the PLATINUM Mark prior to the Effective Date did not infringe upon or misappropriate any trademark, Trade Name and/or other Mark or other intellectual property right of any third party (excluding PTI) (except as otherwise provided in Schedule B-6 hereto). The warranty provided in this Section 6.1 shall expire on the three (3) year anniversary of the Effective Date.

        6.2. PSC shall defend, indemnify, and hold harmless PTI and its subsidiaries, affiliates, directors, officers, employees, affiliates, agents and contractors from and against any and all claims, liabilities, damages, penalties, losses, costs and expenses (including, but not limited to, court costs, reasonable attorneys' fees, and expert witness fees) ("Claims") arising out of, or in connection with, any third party claim which results, in whole or in part, or is claimed to result, in whole or in part, from: (i) any breach by PSC of the warranty made in Section 6.1; and (ii) any third party claim which results, in whole or in part, or is claimed to result, in whole or in part, from any of the following (collectively the "PSC Indemnified Claims"):

                6.2.1. Any actual or alleged infringement of any copyright, patent or claim of patent rights, or any trademark, Trade Name and/or other Mark, or any other third party intellectual property right, related to PSC's and/or any PSC-Affiliated Party's use of the PLATINUM Mark and/or any PLATINUM-Related Mark, except as provided in Section 6.3 below;

                6.2.2. Any actual or alleged failure of any of PSC's products or services sold or marketed under the PLATINUM Mark and/or any PLATINUM-Related Mark to comply with this License Agreement, any law, statute, ordinance, administrative order, rule, or regulation in force in the Territory;

                6.2.3. Any breach of this License Agreement by PSC and/or any PSC-Affiliated Party;

                6.2.4. Any actual or alleged failure of any of PSC's products or services using the PLATINUM Mark and/or any PLATINUM-Related Mark to function and perform properly, causing any type of injury to customers or third parties; and

                6.2.5. PSC's and/or any PSC-Affiliated Party's use of the PLATINUM Mark and/or any PLATINUM-Related Mark, except as provided in
        Section 6.3 below.

        6.3 PSC's obligation to indemnify PTI for a Claim arising under Section
6.2.1 and/or 6.2.5 shall expire on the two (2) year anniversary of the Effective Date. Thereafter, PTI shall be responsible for defending any third party Claim of infringement relating to the PLATINUM Mark and/or any PLATINUM-Related Mark, regardless of whether the Claim relates to the use of the PLATINUM Mark on PSC's goods or services or PTI's goods or services.

        6.4. Except with respect to such matters which are subject to indemnification under Section 6.1 or Section 6.2, or which result from a breach by PSC or any PSC-Affiliated Party of that certain Settlement Agreement between PSC and PTI entered into on January 14, 1999 or that certain Reseller Agreement between PSC and PTI entered into on January 14, 1999, PTI shall defend, indemnify, and hold harmless PSC and its subsidiaries, affiliates, directors, officers, employees, affiliates, agents and contractors from and against any and all Claims arising out of, or in connection with, any third party claim which results, in whole or in part, or is claimed to result, in whole or in part, from any of the following (the "PTI Indemnified Claims"):

                6.4.1. Any actual or alleged infringement of any copyright, patent or claim of patent rights, or any trademark, Trade Name and/or other Mark, or any other third party intellectual property right, related to PTI's and/or any PTI-Affiliated Party's use of the PLATINUM Mark with PTI goods and services;

                6.4.2. Any breach of this License Agreement by PTI and/or any PTI-Affiliated Party; and

                6.4.3. Any actual or alleged failure of any of PTI's products or services using the PLATINUM Mark to function and perform properly, causing any type of injury to customers or third parties.

        6.5. In the event that either PTI or PSC asserts the existence of any right to indemnity under Sections 6.2 or 6.4 ("Indemnifiable Damages"), such party ("Indemnitee") shall give written notice thereof to the other ("Indemnitor") of the nature and amount of the Claim asserted promptly, and, in the case of any claim relating to a third party action, within ten (10) days prior to the date a response or answer thereto is due, in writing, thereof. The failure, refusal or neglect of the Indemnitee to notify the Indermnitor within the time period specified above of any such claim or action shall not relieve the Indemnitor from any liability which it may have to the Indemnitee in connection therewith, unless the Indemnitor was prejudiced by such delay, and then only to the extent of the harm suffered by such delay. After such notice, if the Indemnitor shall acknowledge in writing to the Indemnitee that the Indemnitor shall be obligated under the terms of its indemnity hereunder in connection with such Claim, demand or assessment, then the Indemnitor shall be entitled, if it so elects at its own cost, risk and expense to: (i) take control of the defense and investigation of such lawsuit or action; (ii) employ and engage attorneys of its own choice, subject to the consent of the indemnified party, such consent not to be unreasonably withheld, to handle and defend the same unless the named parties to such action or proceeding include both the Indemnitor and the Indemnitee and the Indemnitee believes in good faith that (a) there may be one or more legal defenses available to such Indemnitee that are different from or additional to those available to the Indemnitor, (b) there is a potential conflict of interests, or (c) in the case of PTI as the Indemnitee,
Section 5 of this License Agreement would otherwise allow PTI to control the defense and/or conduct of such proceeding, in which event the Indemnitee shall be entitled, at the Indemnitor's cost, risk and expense, to separate counsel of its own choosing; and (iii) compromise or settle such claim, which compromise or settlement shall be made only with the written consent of the Indemnitee, such consent not to be unreasonably withheld; provided, however, if the compromise, settlement or resolution of any such Claim is reasonably expected to have, individually or in the aggregate, a direct and significant adverse effect on the Indemnitee's business operations or, in the case where PTI is the Indemnitee, a direct and significant adverse effect on any rights in the PLATINUM Mark and/or any PLATINUM-Related Mark, then, notwithstanding the foregoing, the Indemnitee shall be entitled to control such compromise, settlement or resolution, including without limitation to take control of the defense and investigation of such lawsuit or action, to employ and engage attorneys of its own choice to handle and defend the same, at the Indemnitor's cost, risk and expense, and to compromise or settle such Claim. In the event that the Indemnitor does not so assume the defense, conduct or settlement of any Claim, demand or assessment within thirty (30) days after receiving notice of any Claim relating to a third party action as set forth above, the Indemnitee shall be entitled to defend, conduct or settle such Claim, demand or assessment without the written consent of the Indemnitor and without relieving the Indemnitor from any of the obligations to indemnify the Indemnitee under Sections 6.2 or 6.4. In the event of any conflict between the terms of this Section 6.5 and Section 5 as to control of defense of a Claim, Section 5 shall control.

7.      TERM AND TERMINATION OF AGREEMENT

        7.1. Term of License. Unless sooner terminated in accordance with the terms of this Article 7, this License Agreement shall commence on the Effective Date and remain in full force and effect until the earlier of (a) PSC ceases use of the PLATINUM Mark in commerce for eighteen continuous months, or (b) PSC notifies PTI in writing of a decision to stop using the PLATINUM Mark.

        7.2. PTI's Right To Terminate Agreement. Notwithstanding any other provision of this License Agreement, PTI may terminate this License Agreement by giving written notice of termination to PSC for any of the following reasons:

                7.2.1. PSC and/or any PSC-Affiliated Party has failed to comply with law or has breached any of the provisions of this License Agreement, or the parties' Settlement Agreement to be executed concurrently with this License Agreement, and PSC fails to cure such breach and notify PTI of such cure and the manner of such cure within a period of sixty (60) days following PTI's notice of breach;

                7.2.1.1. In the case of a breach involving or consisting of the publication, dissemination or use of materials in violation of Sections 2 or 4 of this Agreement, it shall be a sufficient cure if PSC, after receiving notice of breach: (i) disseminates a statement of clarification to all parties who received the violative materials (which statement shall be approved in advance by PTI); and (ii) takes reasonable steps to ensure that the offending material is not further disseminated, published or used, including destruction of the offending material if practicable, and notifies PTI of the steps that it has taken. However, the cure procedures of this Paragraph herein shall not be sufficient after PSC avails itself of the cure procedures of this Paragraph herein three times during the first year following the Effective Date, or a total five times during the term of this License Agreement (including any availment during the first year).

        7.2.2. PSC becomes insolvent or if PSC enters into a voluntary suspension of payments or voluntary or involuntary bankruptcy, makes an assignment for the benefit of its creditors, has a receiver or trustee appointed for it or any of its property, adopts a resolution for winding-up or dissolution, or becomes the subject of any proceedings relating to its insolvency, suspension of payments, bankruptcy, reorganization, or dissolution which are not dismissed within sixty (60) days after their commencement;

        7.2.3. All or a material part of the assets of PSC are condemned, expropriated, or otherwise taken over by a governmental authority or are repossessed, foreclosed upon or otherwise seized by a creditor of PSC;

        7.2.4. Except as expressly provided herein, PSC and/or any PSC-Affiliated Party attempts to register (without the prior written consent of PTI) the PLATINUM Mark and/or any Mark that incorporates the PLATINUM Mark (in whole or in part), or asserts or claims ownership or control of the PLATINUM Mark or any Mark that incorporates the PLATINUM Mark (in whole or in part);

        7.2.5. PSC and/or any PSC-Affiliated Party challenges the validity of the PLATINUM Mark and/or PTI's ownership thereof,

        7.2.6. PSC assigns, encumbers, or licenses any of its rights or delegates any of its obligations under this License Agreement, except as expressly authorized by Section 9.10.1 herein; and/or

        7.2.7. PSC attempts to assign or assigns (whether voluntarily or by operation of law) this License Agreement, or any rights hereunder, to; merges with; is acquired by; all or a material part of PSC's assets are acquired by; and/or all or a material part of PSC's common stock is acquired by any of the following parties and/or any of their parents, holding companies, affiliates, divisions, and/or subsidiaries: Computer Associates International, Inc., International Business Machines Corporation, Tivoli Systems, Inc., Compuware Corporation, BMC Software, Inc., Rational Software Corporation, Network Associates, Inc., Cognos Incorporated, Business Objects S.A., VERITAS Software Corporation, VIASOFT, Inc., Sterling Software, Inc., and/or Hyperion Solutions

        Corporation. PTI shall be entitled to terminate this License Agreement in the event that PSC enters into a joint venture, partnership, or other business relationship with any of the foregoing entities and, as part of such arrangement, either (a) purports to assign any rights under this License Agreement in connection therewith, or (b) the joint venture, partnership, or other business relationship relates in any way to use of the PLATINUM Mark.

        7.3. Effect of Termination. Upon any expiration or termination of this License Agreement for any reason whatsoever, the following provisions shall apply:

                7.3.1. Termination of License. The licenses granted hereunder shall immediately and automatically terminate, and within a reasonable period, but in no event more than one-hundred and eighty (180) days from the date of termination or expiration, PSC and any PSC-Affiliated Party shall:

                        7.3.1.1. Cease using the PLATINUM Mark and any and all
                PLATINUM-Related Marks;

                        7.3.1.2. Take action to change the Marks on its products
                and services to Marks which do not include the PLATINUM Mark and/or any PLATINUM- Related Mark and are not similar to, and do not cause confusion with, the PLATINUM Mark and/or any PLATINUM-Related Mark;

                        7.3.1.3. Destroy all advertising, marketing and
                promotional materials bearing the PLATINUM Mark and/or any PLATINUM-Related Mark;

                        7.3.1.4. Obliterate each and every PLATINUM Mark from,
                or destroy, any PSC products and services and any other items bearing the PLATINUM Mark and/or any PLATINUM-Related Mark;

                        7.3.1.5. Furnish PTI with evidence reasonably
                satisfactory to PTI demonstrating compliance with the foregoing obligations.

                7.3.2. No Compensation. PSC acknowledges and agrees that no indemnities or compensation of any kind shall be due to PSC as a result of the termination or expiration of the terms of this License Agreement.

        7.4. Survival Of Certain Provisions. The provisions of Sections 3, 6, 8, and 9 shall survive the termination of this License Agreement for any reason.

8.      NO IMPLIED WARRANTIES; LIMITATION OF LIABILITY

        8.1. DISCLAIMER OF WARRANTY. EXCEPT AS EXPRESSLY SET FORTH HEREIN (AND EXCEPT AS MAY BE REQUIRED BY LAW), PTI EXPRESSLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, IN CONNECTION WITH THE LICENSED MARKS AND THIS AGREEMENT, INCLUDING,

WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF VALIDITY, NONINFRINGEMENT, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. GIVEN THAT PSC ASSIGNED TO PTI ALL OF THE RIGHTS LICENSED HEREUNDER, PSC EXPRESSLY WAIVES ANY CLAIMS AGAINST PTI ON THE GROUNDS THAT THE RIGHTS LICENSED HEREUNDER ARE INVALID OR DEFECTIVE IN ANY WAY.

        8.2. LIMITATION OF LIABILITY. EXCEPT FOR BREACHES BY PSC OF SECTIONS 2,3.2,4.1 OR OBLIGATIONS ARISING OUT OF SECTION 6 THAT ARE BASED ON PSC INDEMNIFIED CLAIMS OR PTI INDEMNIFIED CLAIMS, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY OR THEIR AFFILIATES, SUCCESSORS OR SUBLICENSEES FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL, EXEMPLARY OR INCIDENTAL DAMAGES (INCLUDING WITHOUT LIMITATION, LOST OR ANTICIPATED REVENUES OR PROFITS RELATING TO THE
SAME) ARISING FROM ANY CLAIM RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, WHETHER A CLAIM FOR SUCH DAMAGES IS BASED ON WARRANTY, CONTRACT, OR TORT (INCLUDING, WITHOUT LIMITATION, NEGLIGENCE OR STRICT LIABILITY). EXCEPT FOR BREACHES BY PSC OF SECTIONS 2, 3.2, 4.1 OR OBLIGATIONS ARISING OUT OF SECTION 6 THAT ARE BASED ON PSC INDEMNIFIED CLAIMS OR PTI INDEMNIFIED CLAIMS, BOTH PARTIES ACKNOWLEDGE AND AGREE THAT PAYMENT BY THE DEFAULTING PARTY OR RETENTION BY THE NON-DEFAULTING PARTY OF DIRECT DAMAGES, AS LIMITED BY THE FOREGOING SENTENCE, SHALL BE THE NON-DEFAULTING PARTY'S SOLE AND EXCLUSIVE REMEDY IN EXHAUSTION OF ALL OTHER REMEDIES UNDER THIS AGREEMENT, AT LAW OR IN EQUITY AND THAT SUCH REMEDY SHALL NOT BE DEEMED OR ALLEGED BY THE NON-DEFAULTING PARTY TO HAVE FAILED OF ITS ESSENTIAL PURPOSE.

9.      GENERAL PROVISIONS

        9.1. Choice of Law. This Agreement shall be construed and governed in accordance with the laws of the State of Illinois and the United States of America.

        9.2. Jurisdiction and Venue. Any dispute regarding this License Agreement and PTI's, PSC's, and/or any PSC-Affiliated Party's performance hereunder, shall be subject to the exclusive Jurisdiction of the United States District Court for the Northern District of Illinois. Each party hereby irrevocably and unconditionally (a) consents to the jurisdiction of that court for any such dispute; and (b) waives any objection which such party may have to the laying of venue of any such dispute in that court. In the event the United States District Court for the Northern District of Illinois declines jurisdiction over any dispute relating to the enforcement and/or interpretation of this Settlement Agreement, any such litigation shall be brought in state court in Illinois, in the County of DuPage, and the parties hereto expressly consent to the jurisdiction of that court and waive any objection thereto.

        9.3. No Agency. PTI and PSC are acting as independent contractors under this License Agreement, and neither PSC nor PTI are employees or agents of the other. Nothing herein is intended to make either party a general or special agent, legal representative, subsidiary, joint venturer, partner, fiduciary, employee or servant of the other for any purpose. Neither PSC nor PTI is authorized or empowered to act as an agent for the other or to enter into agreements, transact business, or incur obligations for or on behalf of the other, nor to accept legal service of process for or on behalf of the other, nor to bind the other in any manner whatsoever. Neither PSC nor PTI shall do or omit to do anything that might imply or indicate that they are an agent or representative of the other, or a branch, division, or affiliate of the other, or that they in any manner, either directly or indirectly, own, control, or operate the other or are in any way responsible for the other's acts or obligations. In the event that either party violates this provision, the violating party shall indemnify and hold the other harmless from any and all Claims (as defined above) which result from any of the violating party's acts or omissions, and shall reimburse the non-violating party for any and all attorneys' fees and expenses (including expert witness fees) that the non-violating party incurs in its defense of any such Claims.

        9.4. Costs And Expenses. Except as otherwise expressly stated herein, each party will bear its own costs and expenses in connection with this License Agreement.

        9.5. Entire Agreement. This License Agreement, together with all schedules hereto (which are incorporated herein by this reference) and the related Settlement Agreement, Trademark Assignment Agreement, and Reseller Agreement, are intended as the complete, final and exclusive statement of the terms of the agreement between PSC and PTI with regard to the subject matter hereof, and supersedes all prior oral and written agreements, understandings, commitments, negotiations and practices between the parties relating to such subject matter, including, without limitation, the 1993 Settlement Agreement.

        9.6. Amendment and Waiver. None of the terms of this License Agreement shall be deemed to be waived, modified, and/or amended by either party unless such a waiver, modification, and/or amendment specifically references this License Agreement and is in writing signed by the party to be bound.

        9.7. Non-Waivers. Any waiver of either party's rights or remedies under this License Agreement shall be effective only if made in writing signed by an authorized officer of such party, and no failure or delay by either party in exercising any right or remedy hereunder nor any custom or course of performance shall operate as a waiver of any such right or remedy, nor shall any single or partial exercise or waiver of any right preclude any other or further exercise thereof or the exercise of any other right or remedy.

        9.8. Severability. If any clause or provision of this License Agreement is declared illegal, invalid or unenforceable under present or future laws effective during the term hereof, it is the intention of the parties hereto to reach agreement to terms that will lawfully carry out the intended purpose of any such clause or provision, and to take such action as may be necessary to do so. The parties further intend that the remainder of this License Agreement shall not be affected thereby, and shall remain in full force and effect.

        9.9. Notices. All notices required or permitted to be given hereunder shall be given in writing and shall be sent by prepaid first class registered air mail, express courier, personal delivery, or facsimile to the following addresses:

                  PTI:                 Larry S. Freedman, Esq.

                                       Vice President and General Counsel
                                       PLATINUM technology, inc.
                                       1815 South Meyers Road,
                                       Oakbrook Terrace, Illinois 60181
                                       Fax: (630) 691-0704

                  With copies to:      Matthew W. Walch, Esq.
                                       Latham & Watkins
                                       Sears Tower, Suite 5800
                                       Chicago, Illinois 60606
                                       Fax: (312) 993-9767

                                       and

                                       Mark A. Flagel, Esq.
                                       Latham & Watkins
                                       633 West Fifth St., Suite 4000
                                       Los Angeles, California 90071
                                       Fax: (213) 891-8763

                  PSC:                 Perry Tarnofsky, Esq.
                                       Vice President and General Counsel
                                       195 Technology Drive
                                       Irvine, California 92618
                                       Fax: (949) 450-4447

                  With a copy to:      Julie McCoy Akins, Esq.
                                       Stradling Yocca
                                       Carlson & Rauth
                                       660 Newport Center Drive, Suite 1600
                                       Newport Beach, CA 92660
                                       Fax: (949) 725-4100

                In the case of notice by facsimile transmission, notice shall be confirmed immediately by prepaid courier service (e.g. Federal Express) or U.S. mail. All notices shall be effective upon receipt when delivered at the address so specified; provided, however, that any notice sent by mail shall be deemed to have been received ten (1O) business days after dispatch; any notice sent by courier shall be deemed to have been received one (1) business day after dispatch; and any notice sent by facsimile transmission shall be deemed to have been received when such facsimile is confirmed electronically. Any party may change the address to which notices are to be sent by so notifying the other party in writing in the manner provided herein.

        9.10. Successors and Assigns.

                9.10.1. PSC shall be permitted to assign its right sunder this License Agreement only in connection with a transaction involving the merger or consolidation of PSC into another entity or the acquisition of PSC (or all or substantially all of its assets) by another entity, provided that the transferee of the Agreement agrees in writing to be bound by and subject to all of the terms and provisions of this Agreement. Notwithstanding the foregoing, PSC expressly agrees that under no circumstances shall this License Agreement, nor any right hereunder, be assigned (whether voluntarily or by operation of law), including, without limitation, by merger or acquisition, to any of the parties identified in Section 7.2.7, and/or any of their parents, holding companies, affiliates, divisions, and/or subsidiaries,

                9.10.2. In the event of a permitted assignment pursuant to this Section, each and every obligation of PSC shall be assigned along with any rights of PSC under this License Agreement. Except as set forth in
        Section 9. 1 0.1 above (where the consent of PTI is not required), PSC shall have no right to assign its rights under this License Agreement to any third party, including, without limitation, an assignment by operation of law, unless otherwise consented to by PTI in writing. PTI shall have absolute and sole discretion whether to provide such consent.

                9.10.3. The obligations and duties of this License Agreement shall be binding upon the parties, their successors and assigns (including, without limitation, any successor to PSQ, and the rights of this License Agreement shall inure to the benefit of permitted successors and assigns. The parties expressly agree that PTI shall be permitted to assign, transfer, and/or encumber this License Agreement, including assignments, transfers, or encumbrances by operation of law, to any party, for any purpose, and without exception or limitation, provided that the transferee agrees in writing to be bound by and subject to all of the terms and provisions of this Agreement.

        9.11. Further Assurances And Cooperation. Each of the parties agrees to execute and deliver such other documents and to take all such other actions as any of the other parties, its successors, assigns or other legal representatives may reasonably request to effect the terms of this License Agreement and the execution and delivery of any and all affidavits, testimonies, declarations, oaths, samples, exhibits, specimens and other documentation as may be reasonably required.

        9.12. Confidentiality. This License Agreement and all of its terms shall be treated as confidential and may not be shown to or discussed with persons or entities other than those in a privileged setting, or as may be required by law or regulation or in response to governmental inquiries or legitimate legal process. In the event that a disclosure regarding this License Agreement or any of its terms is required (for example, to comply with SEC filing requirements), the disclosing party shall (a) provide at least fifteen (15) days advance notice to the non-disclosing party of the intent to disclose; and (b) send the proposed disclosure to the non-disclosing party and shall permit non-disclosing party at least ten (1O) days to review and comment on the proposed disclosure before it is made.

        9.13. No Strict Construction. The language used in this License Agreement shall be deemed to be the language chosen by both parties hereto to express their mutual intent and no rule of strict construction against either party shall apply to any term or condition of this License Agreement.

        9.14. Counterparts. This License Agreement may be executed in counterparts, any one of which need not contain the signatures of more than one party, but all of which, taken together, shall constitute one and the same agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this License Agreement to be signed by duly authorized officers or representatives as of the date first above written.

PLATINUM technology, inc.                   PLATINUM SOFTWARE CORPORATION


By: /s/  LARRY S. FREEDMAN                  By: /s/ WILLIAM R. PRESER
   -------------------------------             -------------------------------
Print Name: LARRY S. FREEDMAN               Print Name: WILLIAM R. PRESER
           -----------------------                     -----------------------
Title: SENIOR VICE PRESIDENT &              Title: EXEC VP PRODUCT DEVELOPMENT
       GENERAL COUNSEL                             & MARKETING
       ---------------------------                 ---------------------------

Date:                                       Date: 01/19/99
     -----------------------------               -----------------------------

                                  SCHEDULE B-1
                            EXISTING PSC DISTRIBUTORS

Platinum China, Ltd. (Internet domain name is platsoft.com.hk)

Platinum China Holdings, Ltd.

Platinum Systems (Shanghai) Co., Ltd.

Platinum Russia, Ltd.

ADA Platinum

                                  SCHEDULE B-2
                 EXISTING PSC DISTRIBUTORS PREVIOUSLY AUTHORIZED
                 TO USE "PLATSOFT" IN THEIR INTERNET DOMAIN NAME

        Platinum China, Ltd., (Internet domain name: [[platsoft.com.hk]])

                                  SCHEDULE B-3
               PLATINUM-RELATED MARKS AND RELEVANT JURISDICTIONS

                                SCHEDULE B-3(A)

                                  PLATINUM SQL
                                  PLATINUM ERA
                                PLATINUM FOR DOS
                              PLATINUM FOR WINDOWS
                               PLATINUM EXPLORER
                               ACCESS TO PLATINUM
                               SEQUEL TO PLATINUM
                                PLATINUM SQL NT
                            PLATINUM SQL ENTERPRISE

                                SCHEDULE B-3(B)

          Jurisdictions in which PSC has registered the PLATINUM mark

         United States Federal Trademark Applications and Registrations
                                January 14, 1999

-------------------------------------------------------------------------------------
MARK                   APP. NO.       REG. NO.     RENEWAL    CLASS     STATUS
                       APP. DATE      REG. DATE
-------------------------------------------------------------------------------------
PLATINUM EXPLORER      75/535,065                              09        Pending.
                       08/12/98
-------------------------------------------------------------------------------------
PLATINUM ERA           75/488,612                              09        Pending.
                       05/20/98
-------------------------------------------------------------------------------------
PLATINUM               73/662,965     1499288      08/09/08    09        Registered.
                       05/26/87       08/09/88
-------------------------------------------------------------------------------------
SEQUEL TO PLATINUM     74/184,715     1773457      05/25/03    09        Registered.
                       07/15/91       05/25/93
-------------------------------------------------------------------------------------


                          State Trademark Registration

-------------------------------------------------------------------------------------------------
STATE          MARK       CLASS     FILING      REG. NO.    REG. DATE     RENEWAL     STATUS
                                    DATE
-------------------------------------------------------------------------------------------------
California    PLATINUM    38        05/20/87    084970      10/02/87      10/02/07    Registered.
-------------------------------------------------------------------------------------------------


                Foreign Trademark Applications and Registrations

-------------------------------------------------------------------------------------------------
COUNTRY          MARK           APP. NO.       REG. NO.     RENEWAL     CLASS     STATUS
                                APP. DATE      REG. DATE
-------------------------------------------------------------------------------------------------
ARGENTINA       PLATINUM        1707912        1656693      01/26/08    9         Registered
                                10/17/89       01/26/98
-------------------------------------------------------------------------------------------------
AUSTRALIA       PLATINUM        504363         A504363      02/07/06    9         Registered
                                2/7/89         2/7/89
-------------------------------------------------------------------------------------------------
BAHAMAS         PLATINUM        13643          13643        10/18/03    9         Registered
                                10/18/89       10/18/89
-------------------------------------------------------------------------------------------------
BARBADOS        PLATINUM        N/A                                     9         Pending
                                1/9/90
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
COUNTRY          MARK           APP. NO.       REG. NO.     RENEWAL     CLASS     STATUS
                                APP. DATE      REG. DATE    DATE
-------------------------------------------------------------------------------------------------
BRAZIL          PLATINUM        816833613                               9         Pending
                                8/14/92
-------------------------------------------------------------------------------------------------
BENELUX         PLATINUM        724980         457806       02/07/99    9         Registered
                                2/7/89         2/7/89
-------------------------------------------------------------------------------------------------
CANADA          PLATINUM        632590         447491       09/15/10    N/A       Registered
                                5/24/89        9/15/95
-------------------------------------------------------------------------------------------------
CANADA          ACCESS TO       696470         420033       11/26/08    9         Registered
                PLATINUM        1/2/92         11/26/93
-------------------------------------------------------------------------------------------------
CANADA          SEQUEL TO       696471         440754       03/24/10    9         Registered
                PLATINUM        1/2/92         3/24/95
-------------------------------------------------------------------------------------------------
CHILE           PLATINUM        175843         402526       2/24/03     9         Registered
                ABM             2/24/93        2/24/93
-------------------------------------------------------------------------------------------------
CHINA           PLATINUM        960066891      1066102      7/27/07     9         Registered
                                6/6/96         7/28/97
-------------------------------------------------------------------------------------------------
COLOMBIA        PLATINUM        395875         155554       3/28/04     9         Registered
                                7/12/93        3/29/94
-------------------------------------------------------------------------------------------------
DENMARK         PLATINUM        282/90         VR           04/08/04    9         Registered
                                1/12/90        021871994
                                               4/8/94
-------------------------------------------------------------------------------------------------
EUROPEAN        PLATINUM        464651                                  9         Pending
COMMUNITY                       2/17/97
-------------------------------------------------------------------------------------------------
GERMANY         PLATINUM        A45853/9WZ     1170341      02/08/99    9, 42     Registered
                                2/8/89         1/3/91
-------------------------------------------------------------------------------------------------
HONG KONG       PLATINUM        45491/1989     02175-1992   06/03/10    9         Registered
                                6/3/89         6/3/89
-------------------------------------------------------------------------------------------------
INDIA           PLATINUM        518425                                  9         Pending
                                10/16/89
-------------------------------------------------------------------------------------------------
ITALY           PLATINUM        47970-C/89     560733       02/14/09    9, 42     Registered
                                2/14/89        2/17/92
-------------------------------------------------------------------------------------------------
JAMAICA         PLATINUM        9/1204         24132        10/25/10    9         Registered
                                10/28/89       9/27/93
-------------------------------------------------------------------------------------------------
JAPAN           PLATINUM        14275/1989     4220633      12/11/08    11        Registered
                                2/9/89         12/11/98
-------------------------------------------------------------------------------------------------
KOREA           PLATINUM        89-2845        199191       08/28/00    39        Registered
                                2/9/89         8/28/90
-------------------------------------------------------------------------------------------------
MALAYSIA        PLATINUM        89/00793                                9         Pending
                                2/11/89
-------------------------------------------------------------------------------------------------
NETH. ANTIL     PLATINUM        2/21/90        16587        02/21/00    9         Pending
                                               1/27/92
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
COUNTRY          MARK           APP. NO.       REG. NO.     RENEWAL     CLASS     STATUS
                                APP. DATE      REG. DATE    DATE
-------------------------------------------------------------------------------------------------
NEW ZEALAND     PLATINUM        190700         190700       02/07/10    9         Registered
                                2/7/89         2/7/89
-------------------------------------------------------------------------------------------------
PERU            PLATINUM        269414         85441        05/30/05    9         Registered
                                10/18/89       5/30/90
-------------------------------------------------------------------------------------------------
PHILIPPINES     PLATINUM        70614          51041        7/24/11     9         Registered
                                1/22/90        7/24/91
-------------------------------------------------------------------------------------------------
PORTUGAL        PLATINUM        317683         317683       3/5/07      9         Registered
                                6/11/96        3/5/97
-------------------------------------------------------------------------------------------------
PUERTO RICO     PLATINUM        629879         029493       02/06/00    9         Registered
                                2/6/90         2/6/90
-------------------------------------------------------------------------------------------------
RUSSIA          PLATINUM        96709421                                9         Pending
                                7/19/96
-------------------------------------------------------------------------------------------------
SINGAPORE       PLATINUM        S4525/89       4525/89      07/18/96    9         Registered
                                7/18/89        7/18/89
-------------------------------------------------------------------------------------------------
SPAIN           PLATINUM        1303355        1303355      02/20/99    9         Registered
                                2/20/89        5/20/91
-------------------------------------------------------------------------------------------------
TAIWAN          PLATINUM        (78)5518       473168       01/16/00    39        Registered
                                2/11/89        1/16/90
-------------------------------------------------------------------------------------------------
TRINIDAD        PLATINUM        18521          18521        10/17/03    9         Registered
                                10/18/89       6/30/93
-------------------------------------------------------------------------------------------------
UNITED          PLATINUM        1372516        1372516      02/08/06    9         Registered
KINGDOM                         02/8/89        6/23/95
-------------------------------------------------------------------------------------------------
VENEZUELA       PLATINUM        15431-89       154929-F     02/21/97    50        Registered
                                1/11/89
-------------------------------------------------------------------------------------------------
ZAIRE           PLATINUM        2140/90        2140/90      02/22/00    9         Registered
                                2/22/90        2/22/90

                                  SCHEDULE B-4
          IN-PROCESS APPLICATIONS FOR REGISTRATION OF PLATINUM-RELATED
                        MARKS AND RELEVANT JURISDICTIONS

                                  SCHEDULE B-4

                  Pending United States Trademark Applications
                                January 14, 1999

-------------------------------------------------------------------------------------
MARK                   APPLICATION NUMBER      APPLICATION DATE            STATUS
-------------------------------------------------------------------------------------
PLATINUM EXPLORER      75/535,065              08/12/98                  Pending.
-------------------------------------------------------------------------------------
PLATINUM ERA           75/488,612              05/20/98                  Pending.
-------------------------------------------------------------------------------------



                     Pending Foreign Trademark Applications

-------------------------------------------------------------------------------------
COUNTRY          MARK           APPLICATION    APPLICATION  CLASS       STATUS
                                NUMBER         DATE
-------------------------------------------------------------------------------------
BARBADOS        PLATINUM        N/A            01/09/90        9        Pending
-------------------------------------------------------------------------------------
BRAZIL          PLATINUM        816833613      08/14/92        9        Pending
-------------------------------------------------------------------------------------
EUROPEAN        PLATINUM        464651         02/17/97        9        Pending
COMMUNITY
-------------------------------------------------------------------------------------
INDIA           PLATINUM        518425         10/16/89        9        Pending
-------------------------------------------------------------------------------------
MALAYSIA        PLATINUM        89/00793       02/11/89        9        Pending
-------------------------------------------------------------------------------------
RUSSIA          PLATINUM        96709421       07/19/96        9        Pending
-------------------------------------------------------------------------------------

                                  SCHEDULE B-5
    PENDING OPPOSITIONS BY PSC TO THIRD-PARTY APPLICATIONS FOR REGISTRATION
                  OF THE PLATINUM MARK (OR VARIATIONS THEREOF)

                                  SCHEDULE B-5

                    Pending Trademark Oppositions - Foreign
         (Not including those filed against Platinum Technology, Inc.)
                                January 14, 1999

----------------------------------------------------------------------------------------------------
COUNTRY      MARK          CLASS     APPLICATION    OWNER                                  STATUS
                                     NO.
----------------------------------------------------------------------------------------------------
Argentina    PLATINUM      42        2028069        Paradigm Systems Brasil Comercio E     Pending
             SOLUTIONS                              Representacoes LTDA.
----------------------------------------------------------------------------------------------------
Argentina    PLATINUM       9        2028070        Paradigm Systems Brasil Comercio E     Pending
             SOLUTIONS                              Representacoes LTDA.
----------------------------------------------------------------------------------------------------
Argentina    PLATINUM      41        2028071        Paradigm Systems Brasil Comercio E     Pending
             SOLUTIONS                              Representacoes LTDA.
----------------------------------------------------------------------------------------------------
Argentina    PLATINUM      37        2028072        Paradigm Systems Brasil Comercio E     Pending
             SOLUTIONS                              Representacoes LTDA.
----------------------------------------------------------------------------------------------------
Argentina    PLATINUM      35        2028073        Paradigm Systems Brasil Comercio E     Pending
             SOLUTIONS                              Representacoes LTDA.
----------------------------------------------------------------------------------------------------
Argentina    PLATINUM      41        2029524        Paradigm Systems Brasil Comercio E     Pending
             SOLUTIONS &                            Representacoes LTDA.
             LOGO
----------------------------------------------------------------------------------------------------
Argentina    PLATINUM      37        2029525        Paradigm Systems Brasil Comercio E     Pending
             SOLUTIONS &                            Representacoes LTDA.
             LOGO
----------------------------------------------------------------------------------------------------
Argentina    PLATINUM      42        2029526        Paradigm Systems Brasil Comercio E     Pending
             SOLUTIONS &                            Representacoes LTDA.
             LOGO
----------------------------------------------------------------------------------------------------
Argentina    PLATINUM       9        2029527        Paradigm Systems Brasil Comercio E     Pending
             SOLUTIONS &                            Representacoes LTDA.
             LOGO
----------------------------------------------------------------------------------------------------
Argentina    PLATINUM      35        2029528        Paradigm Systems Brasil Comercio E     Pending
             SOLUTIONS &                            Representacoes LTDA.
             LOGO
----------------------------------------------------------------------------------------------------
Argentina    PLATINUM       9        2027204        Paradigm Systems Brasil Comercio E     Pending
             TECHNOLOGY                             Representacoes LTDA.
----------------------------------------------------------------------------------------------------
Argentina    PLATINUM      35        2027205        Paradigm Systems Brasil Comercio E     Pending
             TECHNOLOGY                             Representacoes LTDA.
----------------------------------------------------------------------------------------------------
Argentina    PLATINUM      37        2027206        Paradigm Systems Brasil Comercio E     Pending
             TECHNOLOGY                             Representacoes LTDA.
----------------------------------------------------------------------------------------------------
Argentina    PLATINUM      42        2027207        Paradigm Systems Brasil Comercio E     Pending
             TECHNOLOGY                             Representacoes LTDA.
----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
COUNTRY          MARK           CLASS      APPLICATION    OWNER                                 STATUS
                                           NO.
---------------------------------------------------------------------------------------------------------
Argentina       PLATINUM        37         2027775        Paradigm Systems Brasil Comercio E    Pending
                TECHNOLOGY &                              Representacoes LTDA.
                LOGO
---------------------------------------------------------------------------------------------------------
Argentina       PLATINUM        42         2027776        Paradigm Systems Brasil Comercio E    Pending
                TECHNOLOGY &                              Representacoes LTDA.
                LOGO
---------------------------------------------------------------------------------------------------------
Argentina       PLATINUM        42         2027777        Paradigm Systems Brasil Comercio E    Pending
                TECHNOLOGY &                              Representacoes LTDA.
                LOGO
---------------------------------------------------------------------------------------------------------
Argentina       PLATINUM        35         2027778        Paradigm Systems Brasil Comercio E    Pending
                TECHNOLOGY &                              Representacoes LTDA.
                LOGO
---------------------------------------------------------------------------------------------------------
Argentina       PLATINUM        9          2027779        Paradigm Systems Brasil Comercio E    Pending
                TECHNOLOGY &                              Representacoes LTDA.
                LOGO
---------------------------------------------------------------------------------------------------------
Argentina       PLATINUM BY     9          2.097.030      Bio Byte SRL                          Pending
                BIO BYTE
---------------------------------------------------------------------------------------------------------
Brazil          PLATINUM        9, 16      9282758        Paradigm Systems Brasil Comercio      Pending
                SOLUTIONS                                 E Representa
---------------------------------------------------------------------------------------------------------
Brazil          PLATINUM        9, 16      9282820        Paradigm Systems Brasil Comercio      Pending
                SOLUTIONS                                E Representa
---------------------------------------------------------------------------------------------------------
Brazil          PLATINUM        9, 16      9282723        Paradigm Systems Brasil Comercio      Pending
                TECHNOLOGY                                E Representa
---------------------------------------------------------------------------------------------------------
Brazil          PLATINUM        9, 16      9282871        Paradigm Systems Brasil Comercio      Pending
                TECHNOLOGY                                E Representa
---------------------------------------------------------------------------------------------------------
Brazil          PLATINUM        9          819632040      Platinum Teleinformatica LTDA         Pending
---------------------------------------------------------------------------------------------------------
Costa Rica      PLATINUM        9          173795         Rivan D.C.R., Sociedad Anonima        Pending
---------------------------------------------------------------------------------------------------------
Costa Rica      PLATINUM        37         173793         Rivan D.C.R., Sociedad Anonima        Pending
---------------------------------------------------------------------------------------------------------
Costa Rica      PLATINUM        42         173794         Rivan D.C.R., Sociedad Anonima        Pending
---------------------------------------------------------------------------------------------------------
Germany         PLATINUM        9, 38, 42  39552578       Gesellschaft Fur Medizinishe          Pending
                                                          Datenberarbeitung
---------------------------------------------------------------------------------------------------------
Korea           PLATINUM        9, 42      96003626       Platinum Korea, Inc.                  Pending
---------------------------------------------------------------------------------------------------------
Paraguay        PLATINUM        9          94003791       Impex Internacional                   Pending
---------------------------------------------------------------------------------------------------------
Venezuela       PLATINUM        9          93012338       Comercializadora Sogul                Pending
---------------------------------------------------------------------------------------------------------

                      Pending Oppositions -- United States
         (Not including those filed against Platinum Technology, Inc.)

There are no pending oppositions in the United States. PSC has been monitoring the following federal trademark applications for potential opposition:


-----------------------------------------------------------------------------------------------
MARK                   APPLICATION      FILING DATE         OWNER
                       NUMBER
===============================================================================================
PLATINUM SERIES        75/536,493       August 14, 1998     Warner Steel Vision, Inc.
-----------------------------------------------------------------------------------------------
WEB PLATINUM           75/410,261       December 23, 1997   Interaccess Co.
-----------------------------------------------------------------------------------------------
PLATINUM PLUS          75/379,958       October 27, 1997    Warner-Elektra-Atlantic Corporation
CERTIFIED
-----------------------------------------------------------------------------------------------
PLATINUM PLUS          75/379,957       October 27, 1997    Warner-Elektra-Atlantic Corporation
CERTIFIED and Design
-----------------------------------------------------------------------------------------------
PLATINUM CONNECT       75/328,597       July 22, 1997       First USA Bank
PLUS
-----------------------------------------------------------------------------------------------
PLATINUM PREMIUM       75/328,594       July 22, 1997       First USA Bank
-----------------------------------------------------------------------------------------------
PLATINUM FIRST         75/328,576       July 22, 1997       First USA Bank
-----------------------------------------------------------------------------------------------
PLATINUM BONUS         75/328,575       July 22, 1997       First USA Bank
-----------------------------------------------------------------------------------------------
PLATINUM CONNECT       75/323,185       July 11, 1997       First USA Bank
-----------------------------------------------------------------------------------------------
PLATINUM OPTION        75/323,184       July 11, 1997       First USA Bank
-----------------------------------------------------------------------------------------------
PLATINUM 16            74/466,347       December 3, 1993    Multiwave Innovation, Inc.
-----------------------------------------------------------------------------------------------

                                  SCHEDULE B-6

            EXCEPTIONS TO REPRESENTATION AND WARRANTY OF SECTION 6.1

                                  SCHEDULE B-6

     In 1989, PSC learned that a French Company named Platinum S.A. owned French Registration No. 1,474,026 for the mark PLATINUM on computer software. Further investigation revealed that Platinum S.A. was formed in March 1988 with the corporate objective of "edition of vertical software packages, diffusion of micro computer equipment, and services/advice in advanced techniques." Platinum S.A.'s software appeared to be designed for the MacIntosh platform. PSC decided not to file an application for, or use, the PLATINUM mark in France at that time.

     In 1994, PSC investigated Platinum S.A. once again to determine if it was still using the PLATINUM mark. It learned that Platinum S.A. was operating an "Apple Center" where it sold and maintained Apple Computers. To date, PSC has not filed an application for, or used, the PLATINUM mark in France.